                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 28, 1997


                       SPECIALTY TELECONSTRUCTORS, INC.
              (Exact name of registrant as specified in charter)



         Nevada                        001-13272                 850421409
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



          12001 Hwy 14 North
          Cedar Crest, NM                                          87008
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number including area code (505) 281-2197
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As of May 28, 1997, Specialty Constructors, Inc., a New Mexico corporation ("Specialty Constructors") and a wholly-owned subsidiary of Specialty Teleconstructors, Inc., (the "Company"), a Nevada corporation, acquired substantially all the assets (the "Assets") of Paramount Communication Systems, Inc., a New Jersey corporation ("Seller") pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement"). As consideration for the Assets, the Company agreed to issue 186,047 shares of its common stock to the former sole shareholder of Seller and to assume certain liabilities of Seller, subject to confirmation of the net value of the Assets to be acquired on or before July 28, 1997 (the "valuation condition"). On July 28, 1997, the Company waived the valuation condition. The acquisition of the Assets will be accounted for as a purchase.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 30, 1997.

         (b)      Pro Forma Financial Information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 30, 1997.

         (c)      Exhibits.

Exhibit
Number                                Description
-------                               -----------
2.1 Asset Purchase Agreement dated as of May 28, 1997 among Paramount, Michael Moskowitz, the sole shareholder of Paramount, Specialty Constructors and the Registrant*

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     * In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to the
Asset Purchase Agreement have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.


                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPECIALTY TELECONSTRUCTORS, INC.



Date:  July 30, 1997                         By: /s/ Michael R. Budagher
                                                 -------------------------------
                                                 Michael R. Budagher, Chairman
                                                 of the Board, President, Chief
                                                 Executive Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit
Number                                 Description
-------                                -----------
2.1 Asset Purchase Agreement dated as of May 28, 1997 among Paramount, Michael Moskowitz, the sole shareholder of Paramount, Specialty Constructors and the Registrant*

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     * In accordance with Item 601(b)(2) of Regulation S-K, each of the exhibits to the Agreement and Plan of Merger have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.